(CMS ENERGY LOGO)                                                  NEWS RELEASE

                                                                     EXHIBIT 99

                    CMS ENERGY REPORTS 2006 FINANCIAL RESULTS
             AND ANNOUNCES 2007 AND 2008 ADJUSTED EARNINGS GUIDANCE

          JACKSON, Mich., Feb. 22, 2007 - CMS Energy announced today a reported net loss of $90 million, or $0.41 per share, for 2006, compared to a reported net loss of $94 million, or $0.44 per share, for 2005.

          CMS Energy's adjusted 2006 net income, which excludes impairment charges and other items, was $142 million, or $0.57 per share, compared to $295 million, or $1.39 per share for 2005. Adjusted 2006 net income without the expected reversal of previous mark-to-market gains was $254 million, or $1.08 per share, up from $204 million, or $0.96 per share, for 2005.

          The 2006 reported net loss includes the effects of two previously announced non-cash, after-tax charges:

          -- A third-quarter impairment charge of $169 million, or $0.76 per share, related to CMS Energy's 50 percent interest in the Atacama power plant and pipeline in Chile and Argentina.

          -- A fourth-quarter charge of $80 million, or $0.36 per share, linked to a preliminary agreement to settle shareholder class action lawsuits linked to round-trip energy trading.

          For the fourth quarter of 2006, CMS Energy announced a reported net loss of $32 million, or $0.15 per share, compared to a reported net loss of $6 million, or $0.03 per share, for the same period in 2005.

          Adjusted net income for the fourth quarter of 2006 was $73 million, or $0.33 per share, up from $1 million, or less than $0.01 per share, for the fourth quarter of 2005. Adjusted fourth quarter net income, without mark-to-market effects, was $60 million, or $0.27 per share, compared to $41 million, or $0.19 per share, for the fourth quarter of 2005.

          CMS Energy recently announced plans to sell the bulk of its international businesses and its non-utility natural gas assets in northern Michigan. Those sales are expected to be completed in 2007. The sales are contingent upon meeting deal-related closing conditions and receiving necessary regulatory and other approvals, and the successful execution of a bid sale of CMS Energy's remaining businesses in Latin America and in Jamaica.

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          Proceeds from the sales are expected to be used to retire part of the parent company debt and for general corporate purposes, including investments in CMS Energy's Michigan utility, Consumers Energy.

          As the businesses are sold, 2007 net income is expected to drop, with an expected earnings reduction of about $0.30 per share, including interest savings. That led CMS Energy to set its 2007 adjusted earnings guidance at about $0.80 per share. The company expects 2008 adjusted earnings of about $1.20 per share as increased earnings from investments in Consumers Energy and lower interest costs are anticipated to offset the earnings lost from the sales. CMS Energy anticipates that its 2007, and possibly 2008, reported (Generally Accepted Accounting Principles) earnings will be lower than its adjusted earnings, primarily due to the expected effect of asset sales. CMS Energy isn't providing reported earnings guidance because of the uncertainties associated with those factors.

          "We will be in transition in 2007 as we lose earnings from the businesses being sold and realize the benefits of our increased investments in Consumers Energy later. The asset sales should allow us to accelerate our financial improvement plan, and our adjusted earnings trend should be back on track in 2008," said David Joos, president and chief executive officer of CMS Energy.

          CMS Energy (NYSE: CMS) is a Michigan-based company that has as its primary business operations an electric and natural gas utility, natural gas pipeline systems, and independent power generation.

                                      # # #

CMS Energy provides financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis. Management views adjusted earnings as a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in the attached summary financial statements. Mark-to-market is a non-cash accounting adjustment that primarily reflects changes in the market value of certain natural gas contracts. Earnings guidance is provided on an adjusted basis including mark-to-market impacts.

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This news release contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "Forward-Looking Statements and Risk Factors" found in the Management Discussion and Analysis sections of CMS Energy's and Consumers Energy's Forms 10-Q for the quarter ended Sept. 30, 2006 (CMS Energy's and Consumers Energy's "Forward-Looking Statements and Risk Factors" sections are both incorporated herein by reference), that discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements.

For more information on CMS Energy, please visit our web site at:
www.cmsenergy.com

Media Contacts: Jeff Holyfield, 517/788-2394 or Dan Bishop, 517/788-2395

Investment Analyst Contact: CMS Energy Investor Relations, 517/788-2590

                             CMS Energy Corporation
                     SUMMARIZED STATEMENTS OF INCOME (LOSS)
                    Condensed Consolidated Income Statements
                     (In Millions, Except Per Share Amounts)

                                                       Fourth Quarter
                                                        (Unaudited)      Twelve Months
                                                      ---------------   ---------------
                                                       2006     2005     2006     2005
                                                      ------   ------   ------   ------
Operating Revenue                                     $1,920   $1,906   $6,810   $6,288
Earnings from Equity Method Investees                     26       33       89      125
Operating Expenses                                     1,847    1,955    6,473    5,503
Asset Impairment Charges                                 220       --      459    1,184
                                                      ------   ------   ------   ------
Operating Loss                                        $ (121)  $  (16)  $  (33)  $ (274)
Other Income (Deductions)                                108      (20)     201       57
Fixed Charges                                            124       93      511      489
                                                      ------   ------   ------   ------
Loss before Minority Interests                        $ (137)  $ (129)  $ (343)  $ (706)
Minority Interests (Obligations)                         (73)     (60)    (100)    (440)
                                                      ------   ------   ------   ------
Loss before Income Taxes                              $  (64)  $  (69)  $ (243)  $ (266)
Income Tax Benefit                                       (33)     (52)    (158)    (168)
                                                      ------   ------   ------   ------
Loss from Continuing Operations                       $  (31)  $  (17)  $  (85)  $  (98)
Income from Discontinued Operations                        2       14        6       14
                                                      ------   ------   ------   ------
Net Loss                                              $  (29)  $   (3)  $  (79)  $  (84)
Preferred Dividends                                        3        3       11       10
                                                      ------   ------   ------   ------
Net Loss Available to Common Stockholders             $  (32)  $   (6)  $  (90)  $  (94)
                                                      ======   ======   ======   ======
Loss Per Share
   Basic                                              $(0.15)  $(0.03)  $(0.41)  $(0.44)
   Diluted                                             (0.15)   (0.03)   (0.41)   (0.44)


                                   Page 1 of 3

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                             CMS Energy Corporation
                      SUMMARIZED COMPARATIVE BALANCE SHEETS
                                  (In Millions)

                                                      December 31   December 31
                                                         2006          2005
                                                      -----------   -----------
ASSETS
Cash and cash equivalents                               $   351       $   847
Restricted cash                                              71           198
Other current assets                                      2,721         2,875
                                                        -------       -------
   Total current assets                                 $ 3,143       $ 3,920
Net plant and property                                    7,976         7,845
Investments                                                 598           725
Non-current assets                                        3,654         3,551
                                                        -------       -------
Total Assets                                            $15,371       $16,041
                                                        =======       =======
STOCKHOLDERS' INVESTMENT
  AND LIABILITIES
Capitalization
   Debt and capital and finance leases (*)
      Long-term debt and capital leases (excluding
         FIN 46 debt, finance leases and
         securitization debt)                           $ 6,373       $ 6,464
      FIN 46 debt and finance leases                        275           897
                                                        -------       -------
   Total debt and capital and finance leases            $ 6,648       $ 7,361
   Preferred stock and securities                           305           305
   Minority interest                                         91           333
   Common stockholders' equity                            2,234         2,322
                                                        -------       -------
   Total capitalization                                 $ 9,278       $10,321
Securitization debt                                         340           370
Current liabilities                                       1,590         1,689
Non-current liabilities                                   4,163         3,661
                                                        -------       -------
Total Stockholders' Investment and Liabilities          $15,371       $16,041
                                                        =======       =======

(*)   Current and long-term

                             CMS Energy Corporation
                       SUMMARIZED STATEMENTS OF CASH FLOWS
                                  (In Millions)

                                                      Twelve Months
                                                      -------------
                                                       2006    2005
                                                      -----   -----
Beginning of Period Cash                              $ 847   $ 669
Cash provided by operating activities                 $ 688   $ 599
Cash used in investing activities                      (751)   (494)
                                                      -----   -----
Cash flow from operating and investing activities     $ (63)  $ 105
Cash provided by (used in) financing activities        (434)     74
Currency Translation Adjustment                           1      (1)
                                                      -----   -----
Total Cash Flow                                       $(496)  $ 178
                                                      -----   -----
End of Period Cash                                    $ 351   $ 847
                                                      =====   =====


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                             CMS Energy Corporation
                        SUMMARY OF CONSOLIDATED EARNINGS
    Reconciliations of GAAP Net Income (Loss) to Non-GAAP Adjusted Net Income
                     (In Millions, Except Per Share Amounts)

                                                      Fourth Quarter
                                                        (Unaudited)      Twelve Months
                                                      ---------------   ---------------
                                                       2006     2005     2006     2005
                                                      ------   ------   ------   ------
NET LOSS AVAILABLE TO COMMON STOCKHOLDERS             $  (32)  $   (6)  $  (90)  $  (94)

Reconciling Items:
   Discontinued Operations Income                         (2)     (14)      (6)     (14)
   Net Asset Sales (Gains) Losses and Other               27       21      (11)      18
   Shareholder Class Action Settlement                    80       --       80       --
   Asset Impairment Charges                               --       --      169      385
                                                      ------   ------   ------   ------
Adjusted Net Income - Non-GAAP Basis, Including MTM   $   73   $    1   $  142   $  295
Mark-to-market (Gains) Losses                            (13)      40      112      (91)
                                                      ------   ------   ------   ------
Adjusted Net Income - Non-GAAP Basis, Excluding MTM   $   60   $   41   $  254   $  204
                                                      ======   ======   ======   ======
Average Number of Common Shares Outstanding
   Basic                                                 221      219      220      212
   Diluted                                               221      219      220      212

BASIC EARNINGS (LOSS) PER AVERAGE COMMON SHARE
Loss Per Share as Reported                            $(0.15)  $(0.03)  $(0.41)  $(0.44)
Reconciling Items:
   Discontinued Operations Income                      (0.01)   (0.06)   (0.03)   (0.07)
   Net Asset Sales (Gains) Losses and Other             0.13     0.09    (0.04)    0.08
   Shareholder Class Action Settlement                  0.36       --     0.36       --
   Asset Impairment Charges                               --       --     0.76     1.82
                                                      ------   ------   ------   ------
Adjusted Net Income - Non-GAAP Basis, Including MTM   $ 0.33   $   --   $ 0.64   $ 1.39
Mark-to-market (Gains) Losses                          (0.06)    0.19     0.51    (0.43)
                                                      ------   ------   ------   ------
Adjusted Net Income - Non-GAAP Basis, Excluding MTM   $ 0.27   $ 0.19   $ 1.15   $ 0.96
                                                      ======   ======   ======   ======

DILUTED EARNINGS (LOSS) PER AVERAGE COMMON SHARE
Loss Per Share as Reported                            $(0.15)  $(0.03)  $(0.41)  $(0.44)
Reconciling Items:
   Discontinued Operations Income                      (0.01)   (0.06)   (0.03)   (0.07)
   Net Asset Sales (Gains) Losses and Other             0.13     0.09    (0.11)    0.08
   Shareholder Class Action Settlement                  0.36       --     0.36       --
   Asset Impairment Charges                               --       --     0.76     1.82
                                                      ------   ------   ------   ------
Adjusted Net Income - Non-GAAP Basis, Including MTM   $ 0.33   $   --   $ 0.57   $ 1.39
Mark-to-market (Gains) Losses                          (0.06)    0.19     0.51    (0.43)
                                                      ------   ------   ------   ------
Adjusted Net Income - Non-GAAP Basis, Excluding MTM   $ 0.27   $ 0.19   $ 1.08   $ 0.96
                                                      ======   ======   ======   ======

Note: Management views adjusted earnings as a key measure of the Company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, or other items detailed in these summary financial statements. Mark-to-market is a non-cash accounting adjustment that primarily reflects changes in the market value of certain natural gas contracts.


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